Employee benefits - Summary of Amount Recognized in the Balance Sheet for Defined Benefit Provident Fund Plan (Detail) - Defined Benefit Provident Fund Plan [Member] ₨ in Millions, $ in Millions	Mar. 31, 2022 USD ($)	Mar. 31, 2022 INR (₨)	Mar. 31, 2021 INR (₨)
Disclosure of defined benefit plans [line items]
Fair value of plan assets	$ 548.0	₨ 41,534.6	₨ 44,702.1
Present value of defined benefit obligation	539.0	40,854.2	45,596.5
Total present in recognized in the balance sheet net defined benefit asset	9.0	680.4	(894.4)
Effect of asset ceiling	(9.0)	(684.5)	(0.1)
Net liability	$ 0.0	₨ (4.1)	₨ (894.5)